UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

August 9, 2005

APOGEE TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-10456	04-3005815
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification no.)

129 Morgan Drive
Norwood, Massachusetts 02062
(781) 551-9450

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On August 9, 2005, Apogee Technology, Inc. (the “Company”) entered into agreements with Laurus Master Fund, Ltd. (“Laurus”), whereby the Company received $2,000,000 in gross proceeds through the sale of a secured convertible term note. The transaction closed on August 11, 2005. In accordance with the terms of the note, the note is payable by the Company in cash during the first 120 days following the issuance of the note, and after the 120 day period it is payable in cash or  convertible into the common stock, $0.01 par value per share, of the Company at a fixed conversion price of $1.05 per share. In connection with the financing, the Company is paying certain costs and expenses of Laurus and has issued an immediately exercisable warrant with terms restricting exercise. The Laurus warrant provides for the purchase of 85,000 shares of common stock at a price of $1.22 per share. The warrant expires seven years after issuance.

Biscayne Capital Markets, Inc. served as a finder for the transaction, and will receive a fee of 5% of the gross proceeds of the offering, together with a seven year warrant to purchase an aggregate of 8,500 shares of common stock immediately exercisable at a price of $1.22 per share.

This offering was conducted as a private placement pursuant to the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder. With respect to the transaction with Laurus, the Company has entered into an agreement to register the common stock underlying the warrants and the common stock that may be received upon any conversion of the secured convertible term note.

The summaries of the material terms of the agreements discussed herein are qualified in their entirety by reference to the text of those agreements filed herewith. The agreements regarding this transaction are filed as Exhibits 10.1-10.7 to this current report on Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits:

10.1*	Securities Purchase Agreement, by and between Apogee Technology, Inc. and Laurus Master Fund, Ltd., dated as of August 9, 2005.

10.2	Master Security Agreement, by and between Apogee Technology, Inc. and Laurus Master Fund, Ltd., dated as of August 9, 2005.

10.3*	Form of Laurus Master Fund, Ltd. Warrant, dated as of August 9, 2005.

10.4	Grant of Security Interest In Patents and Trademarks, by and between Apogee Technology, Inc. and Laurus Master Fund, Ltd., dated as of August 9, 2005.

10.5	Registration Rights Agreement, by and between Apogee Technology, Inc. and Laurus Master Fund, Ltd., dated as of August 9, 2005.

10.6	Form of Biscayne Capital Markets, Inc. Warrant, dated as of August 9, 2005.

10.7	Secured Convertible Term Note, by and between Apogee Technology, Inc. and Laurus Master Fund, Ltd., dated as of August 9, 2005.

* Portions of this Exhibit have been redacted pursuant to a Confidential Treatment Request pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.  These portions have been supplied to the Securities and Exchange Commission separately under cover of confidential correspondence.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOGEE TECHNOLOGY, INC.

Dated: August 15, 2005	By:	//s// Herbert M. Stein
Herbert M. Stein President, Chief Executive Officer and Chairman of the Board